UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 500 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CAPL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 1, 2021, the Partnership issued a press release announcing the financial results for CrossAmerica Partners LP (“CrossAmerica” or the “Partnership”) for the quarter and year ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 25, 2021, the Board of Directors (the “Board”) of CrossAmerica GP LLC, the general partner (the “General Partner”) of CrossAmerica, approved a bonus compensation policy for its executive officers applicable to 2021.

2021 Performance-Based Bonus Compensation Policy

The 2021 Performance-Based Bonus Compensation Policy (the “Policy”) applies to the named executive officers (NEOs) of the General Partner, who will be eligible to receive a bonus award up to the following percentages of their respective 2021 annual base salary:  100% for the President and CEO, 50% for the Chief Financial Officer, 35% for the Chief Accounting Officer, 75% for the Executive Vice President of Wholesale and 50% for the General Counsel and Corporate Secretary.

The Board expects to determine the actual awards on or before the date of the filing of the Partnership’s 2021 Form 10-K, based on the targets set forth below. Any award recipient must be employed with affiliates of the General Partner at the time of payment of the bonus award to be eligible.

The bonus awards will be paid as follows: (i) the first $25,000 in cash; and (ii) thereafter 50% in cash and 50% in fully vested common units representing limited partner interests in the Partnership, provided however, that CrossAmerica may elect, at the time of payment and in its sole discretion, to pay the full bonus award in cash.

The following targets represent in the aggregate 100% of the available bonus awards (“total target bonus”) for each individual and are weighted as indicated:

•	Adjusted EBITDA (“EBITDA Target Bonus”) – weighted at 40% of total target bonus:

oWill be calculated based on the Adjusted EBITDA target for 2021 as determined by the Board;

oThe EBITDA Target Bonus for NEOs will be awarded, if earned, on a sliding scale between 50% to 150% of target.

•	Acquisition Integration (“Acquisition Target Bonus”) – weighted at 30% of total target bonus:
o

Achievement of targets for prorated budgeted EBITDA, and dealerization and optimization initiatives, as established and determined by the Board on a transaction-by-transaction basis is required for all of the Acquisition Target Bonus to be awarded.

•	Wholesale Contract Conversion (“Contract Conversion Target Bonus”) – weighted at 10% of total target bonus:
o	Achievement of the conversion target amount as established by the Board is required for all of the Contract Conversion Target Bonus to be awarded.
•	Wholesale Volume Conversion (“Volume Conversion Target Bonus”) – weighted at 10% of total target bonus:
o	Achievement of the annualized target for the conversion of fuel volumes to branded volumes established by the Board is required for all of the Volume Conversion Target Bonus to be awarded.
•	Non-Core Divestiture (“Divestiture Target Bonus”) – weighted at 10% of total target bonus:
o	Achievement of an annualized amount of gross proceeds from the divestiture of non-core properties is required for the award of all of the Divestiture Target Bonus.

Director Compensation

Effective as of February 25, 2021, the Board of the General Partner of CrossAmerica approved the following changes to its director compensation policy:

•	each non-employee director will receive cash compensation of $62,500 per year (paid on a quarterly basis) for services commencing as of January 1, 2021.
•

each non-employee director will be granted phantom units in an amount equal to the Fair Market Value (as defined in the Lehigh Gas Partners LP 2012 Incentive Award Plan) of $62,500 on July 23, 2021, subject to a one-year cliff vesting period.  This award will include the payment made by the Partnership of distribution equivalent rights equal to the amount of distributions authorized to be paid to holders of common units of the Partnership.

No other changes have been made to the director compensation policy and the non-employee directors will continue to be eligible for the same committee and meeting fees as currently in effect.

The Board has also approved that the following non-employee directors, who previously were not compensated for their Board services, will be compensated as of January 1, 2021: Joseph V. Topper, Jr., John B. Reilly, III and Maura Topper. Accordingly, in addition to the amounts described above, each received on February 25, 2021 an award of 1,509 phantom units in an amount equal to $27,500 for their Board service, subject to cliff vesting, from January 1, 2021 through June 27, 2021. This award includes the payment made by the Partnership of distribution equivalent rights equal to the amount of distributions authorized to be paid to holders of common units of the Partnership.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.2 are slides that senior management of CrossAmerica will utilize in CrossAmerica’s 2020 fourth quarter earnings call. The slides are available on the Webcasts & Presentations page of CrossAmerica’s website at www.crossamericapartners.com.

The information in Item 2.02, Item 7.01 and Exhibits 99.1 and 99.2 of Item 9.01 of this report, according to general instruction B.2., shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. By furnishing this information, the Partnership makes no admission as to the materiality of such information that the Partnership chooses to disclose solely because of Regulation FD.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. It is important to note that the Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission (the “SEC”). The Partnership undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Partnership may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated March 1, 2021 regarding CrossAmerica’s earnings
99.2	Investor Presentation Slides of CrossAmerica
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Keenan D. Lynch
	Name:	Keenan D. Lynch
	Title:	General Counsel and Corporate Secretary

Dated: March 1, 2021